UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-02192

BNY Mellon Sustainable U.S. Equity Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	05/31
Date of reporting period:	11/30/2020

FORM N-CSR

Item 1.           Reports to Stockholders.

BNY Mellon Sustainable U.S. Equity Fund, Inc.

SEMIANNUAL REPORT November 30, 2020

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from June 1, 2020 through November 30, 2020, as provided by portfolio managers Jeff Munroe and Yuko Takano of Newton Investment Management Limited, Sub-Investment Adviser.

Market and Fund Performance Overview

For the six-month period ended November 30, 2020, BNY Mellon Sustainable U.S. Equity Fund Inc.’s Class A shares produced a total return of 20.95%, Class C shares returned 20.47%, Class I shares returned 21.08%, Class Y shares returned 21.12% and Class Z shares returned 21.09%.1 In comparison, the fund’s benchmark, the S&P 500® Index (the “Index”), provided a total return of 19.97% for the same period.2

U.S. stocks gained ground during the period despite pockets of volatility. The fund outperformed the Index due in part to stock selection within and an overweight to the information technology sector.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies that demonstrate attractive investment attributes with sustainable business practices and have no material, unresolvable, environmental, social and governance (ESG) issues. The fund invests principally in common stocks.

The fund invests in the stocks of companies with any market capitalization but focuses on companies with market capitalizations of $5 billion or more at the time of purchase. The fund may invest up to 20% of its assets in the stock of foreign companies, including up to 10% in stocks of companies in emerging-market countries that demonstrate attractive investment attributes and sustainable business practices and have no material unresolvable ESG issues.

Newton seeks attractively priced companies (determined using both quantitative and qualitative fundamental analysis) with good products, strong management and strategic direction that have adopted, or are making progress towards, a sustainable business approach. These are companies that Newton believes should benefit from favorable long-term trends. Newton uses an investment process that combines investment themes with fundamental research and analysis to select stocks for the fund’s portfolio.

COVID-19 and Central Bank Activity Drive Markets

U.S. equities continued to bounce back strongly from the lows of March 2020 over the start of the review period, supported by the unprecedented array of stimulus that had been briskly deployed by central banks and governments globally in response to the economic impact of the pandemic. Pullbacks did punctuate the rally and were typically driven by fears of rising infection rates. Geopolitics also weighed periodically, as the U.S. and China maintained their mutual barrage of rhetoric across a range of issues including trade, technology and political change in Hong Kong.

U.S. equity markets went on to exhibit some weakness towards the end of the reporting period. Rising COVID-19 infection rates in the U.S. and a second wave of the virus in

Europe hampered investor sentiment. Other market drivers included uncertainty surrounding the implementation of additional U.S. fiscal stimulus and the outcome of the U.S. presidential election. However, improving clarity on the latter helped settle investor nerves, and a stream of positive data around a COVID-19 vaccine helped U.S. equities to resume an upwards trend in November 2020.

Security Selection and Allocation Decisions Support Fund Performance

Stock picking in information technology proved the primary driver of outperformance, while an overweight to the sector was also beneficial. Furthermore, in terms of sector allocation, a void in energy boosted relative returns, as did an overweight to consumer discretionary. From an individual stock perspective, Qualcomm benefited as investors grew increasingly appreciative of its exposure to a 5G cycle that can see the company’s chip business potentially return to peak profitability. Shares surged after the chipmaker posted strong revenue projections and announced a long-term licensing deal with China’s Huawei. The stock received a further boost as a U.S. appeals court reversed an earlier antitrust ruling against the chipmaker in a case brought by the Federal Trade Commission. Positive sentiment around companies in the electric vehicle supply chain extended to lithium miner Albemarle, which was also a leading contributor to results. The stock rose strongly following a victory for Joe Biden in the U.S. Presidential election, given the potential for more favorable policies surrounding electric vehicles.

Conversely, an underweight to industrials dragged on relative returns, while Gilead Sciences and Cisco Systems emerged as the portfolio’s top detractors, neither of which are now held. While sentiment around Gilead Sciences had been aided earlier in the year by the development of its drug Remdesivir to treat COVID-19, some doubts persisted around the durability of the opportunity and long-term impact of the product. Second-quarter results also underwhelmed somewhat on account of headwinds to the company’s HIV and HCV franchises. Meanwhile, Cisco Systems disappointed with a set of quarterly results as its core infrastructure division witnessed year-on-year revenue declines. Although we found the majority of pressure on the business to be cyclical in nature, we felt some structural concerns warranted greater scrutiny of its position in the portfolio.

Sustainable Investment with a Long-Term Focus

While optimism around a COVID-19 vaccine and an eventual resolution to the fiscal stimulus stalemate in the U.S. may continue to buoy equity markets in the shorter term, uncertainties remain, not least in terms of a vaccine rollout, and challenges facing the real economy.

Of late, we have been reducing those holdings that we feel have less scope for earnings recovery, as in the case of Verizon Communications, shifting the proceeds into areas that we believe have greater potential in this regard. As ever, Newton continues to draw on its long-term thematic framework to guide its stock picking and focuses intensely on those companies with an exposure to attractive structural growth trends, as well as those that possess strong, robust business models that should prove relatively resilient in the face of COVID-19-related uncertainty. Embedding a focus on the sustainability of our

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

investments into our analysis acts as a valuable guide to positioning the portfolio effectively for the long term.

December 15, 2020

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through September 30, 2021, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2  Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

Small and midsized company stocks tend to be more volatile and less liquid than larger company stocks as these companies are less established and have more volatile earnings histories.

Socially responsible portfolios can limit the number of investment opportunities available to the portfolio which may product more modest gains than portfolios that are not subject to such special investment considerations.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Sustainable U.S. Equity Fund, Inc. from June 1, 2020 to November 30, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended November 30, 2020

	Class A	Class C	Class I	Class Y	Class Z
Expense paid per $1,000†	$5.26	$9.40	$3.88	$3.88	$4.21
Ending value (after expenses)	$1,209.50	$1,204.70	$1,210.80	$1,211.20	$1,210.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended November 30, 2020

	Class A	Class C	Class I	Class Y	Class Z
Expense paid per $1,000†	$4.81	$8.59	$3.55	$3.55	$3.85
Ending value (after expenses)	$1,020.31	$1,016.55	$1,021.56	$1,021.56	$1,021.26

†Expenses are equal to the fund’s annualized expense ratio of .95% for Class A, 1.70% for Class C, .70% for Class I, .70% for Class Y and .76% for Class Z, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

November 30, 2020 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 98.8%
Banks - 6.0%
Citigroup	285,874		15,743,081
First Republic Bank	75,594		9,793,959
			25,537,040
Capital Goods - 1.6%
Ferguson	60,965		6,846,647
Consumer Durables & Apparel - 5.6%
Lennar, Cl. A	109,494		8,306,215
NIKE, Cl. B	115,128		15,507,742
			23,813,957
Diversified Financials - 3.2%
The Goldman Sachs Group	59,868		13,804,363
Food & Staples Retailing - 2.5%
Costco Wholesale	27,040		10,593,461
Food, Beverage & Tobacco - 3.3%
Beyond Meat	10,629	[a]	1,486,997
PepsiCo	87,580		12,631,663
			14,118,660
Health Care Equipment & Services - 6.5%
Abbott Laboratories	123,394		13,353,699
Medtronic	124,315		14,134,615
			27,488,314
Insurance - 2.5%
Intact Financial	93,821		10,496,075
Materials - 4.5%
Albemarle	69,829		9,494,649
Ecolab	19,464		4,323,928
International Flavors & Fragrances	46,005		5,157,161
			18,975,738
Media & Entertainment - 4.7%
Alphabet, Cl. A	11,475	[a]	20,131,740
Pharmaceuticals Biotechnology & Life Sciences - 2.6%
Merck & Co.	137,583		11,060,297
Retailing - 11.7%
Amazon.com	8,957	[a]	28,376,134
Dollar General	46,974		10,267,577
eBay	216,652		10,925,760
			49,569,471
Semiconductors & Semiconductor Equipment - 8.9%
Applied Materials	155,692		12,841,476
Qualcomm	110,348		16,239,915

Description		Shares		Value ($)
Common Stocks - 98.8% (continued)
Semiconductors & Semiconductor Equipment - 8.9% (continued)
Texas Instruments		54,454		8,780,707
				37,862,098
Software & Services - 20.7%
Accenture, Cl. A		63,661		15,857,318
Fidelity National Information Services		54,978		8,159,285
Intuit		30,128		10,605,659
Mastercard, Cl. A		37,719		12,692,821
Microsoft		136,579		29,237,467
salesforce.com		47,302	[a]	11,626,832
				88,179,382
Technology Hardware & Equipment - 8.5%
Apple		249,812		29,740,119
TE Connectivity		55,749		6,353,714
				36,093,833
Telecommunication Services - 2.0%
Verizon Communications		139,421		8,422,423
Utilities - 4.0%
CMS Energy		87,383		5,377,550
Eversource Energy		134,436		11,764,494
				17,142,044
Total Common Stocks (cost $265,082,013)				420,135,543
	1-Day Yield (%)
Investment Companies - 2.4%
Registered Investment Companies - 2.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $10,012,762)	0.10	10,012,762	[b]	10,012,762
Total Investments (cost $275,094,775)		101.2%		430,148,305
Liabilities, Less Cash and Receivables		(1.2%)		(5,005,847)
Net Assets		100.0%		425,142,458

aNon-income producing security.

bInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	38.1
Consumer Discretionary	17.3
Financials	11.7
Health Care	9.1
Communication Services	6.7
Consumer Staples	5.8
Materials	4.5
Utilities	4.0
Investment Companies	2.4
Industrials	1.6
101.2

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 5/31/20($)	Purchases($)†	Sales ($)	Value 11/30/20($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	12,811,001	44,402,083	(47,200,322)	10,012,762	2.4	7,682

†  Includes reinvested dividends/distributions.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2020 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	265,082,013	420,135,543
Affiliated issuers	10,012,762	10,012,762
Dividends receivable		272,963
Receivable for shares of Common Stock subscribed		83,929
Prepaid expenses		50,486
		430,555,683
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		244,215
Payable for investment securities purchased		4,798,717
Payable for shares of Common Stock redeemed		266,753
Directors’ fees and expenses payable		20,475
Other accrued expenses		83,065
		5,413,225
Net Assets ($)		425,142,458
Composition of Net Assets ($):
Paid-in capital		252,860,534
Total distributable earnings (loss)		172,281,924
Net Assets ($)		425,142,458

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	39,468,519	1,750,315	50,474,825	633,788	332,815,011
Shares Outstanding	2,503,686	132,212	3,115,553	38,918	20,480,636
Net Asset Value Per Share ($)	15.76	13.24	16.20	16.29	16.25

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended November 30, 2020 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $20,098 foreign taxes withheld at source):
Unaffiliated issuers	3,021,465
Affiliated issuers	7,090
Total Income	3,028,555
Expenses:
Management fee—Note 3(a)	1,175,907
Shareholder servicing costs—Note 3(c)	219,137
Professional fees	64,492
Registration fees	47,658
Prospectus and shareholders’ reports	16,209
Loan commitment fees—Note 2	8,347
Distribution fees—Note 3(b)	7,312
Chief Compliance Officer fees—Note 3(c)	5,923
Custodian fees—Note 3(c)	4,957
Directors’ fees and expenses—Note 3(d)	2,957
Miscellaneous	5,924
Total Expenses	1,558,823
Less—reduction in expenses due to undertaking—Note 3(a)	(36,187)
Net Expenses	1,522,636
Investment Income—Net	1,505,919
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	3,832,021
Net realized gain (loss) on forward foreign currency exchange contracts	6,687
Capital gain distributions from affiliated issuers	592
Net Realized Gain (Loss)	3,839,300
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	68,696,099
Net Realized and Unrealized Gain (Loss) on Investments	72,535,399
Net Increase in Net Assets Resulting from Operations	74,041,318

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended November 30, 2020 (Unaudited)	Year Ended May 31, 2020
Operations ($):
Investment income—net	1,505,919	3,298,938
Net realized gain (loss) on investments	3,839,300	9,405,558
Net change in unrealized appreciation (depreciation) on investments	68,696,099	41,553,704
Net Increase (Decrease) in Net Assets Resulting from Operations	74,041,318	54,258,200
Distributions ($):
Distributions to shareholders:
Class A	-	(907,344)
Class C	-	(48,583)
Class I	-	(798,869)
Class Y	-	(3,614)
Class Z	-	(6,792,320)
Total Distributions	-	(8,550,730)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	3,523,329	19,143,156
Class C	64,994	139,897
Class I	15,241,984	25,669,326
Class Y	340,000	43,500
Class Z	890,285	1,946,179
Distributions reinvested:
Class A	-	844,708
Class C	-	37,143
Class I	-	572,753
Class Z	-	6,510,610
Cost of shares redeemed:
Class A	(2,068,893)	(17,431,114)
Class C	(1,049,467)	(1,086,847)
Class I	(7,918,759)	(7,603,201)
Class Y	-	(194,292)
Class Z	(11,869,265)	(24,031,948)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(2,845,792)	4,559,870
Total Increase (Decrease) in Net Assets	71,195,526	50,267,340
Net Assets ($):
Beginning of Period	353,946,932	303,679,592
End of Period	425,142,458	353,946,932

	Six Months Ended November 30, 2020 (Unaudited)	Year Ended May 31, 2020
Capital Share Transactions (Shares):
Class Aa
Shares sold	240,625	1,601,333
Shares issued for distributions reinvested	-	66,460
Shares redeemed	(141,868)	(1,383,843)
Net Increase (Decrease) in Shares Outstanding	98,757	283,950
Class Ca
Shares sold	5,333	13,222
Shares issued for distributions reinvested	-	3,452
Shares redeemed	(87,056)	(104,722)
Net Increase (Decrease) in Shares Outstanding	(81,723)	(88,048)
Class I
Shares sold	1,036,324	1,974,435
Shares issued for distributions reinvested	-	43,957
Shares redeemed	(554,843)	(604,997)
Net Increase (Decrease) in Shares Outstanding	481,481	1,413,395
Class Y
Shares sold	23,690	3,670
Shares redeemed	-	(15,605)
Net Increase (Decrease) in Shares Outstanding	23,690	(11,935)
Class Z
Shares sold	59,557	147,972
Shares issued for distributions reinvested	-	497,753
Shares redeemed	(792,254)	(1,870,061)
Net Increase (Decrease) in Shares Outstanding	(732,697)	(1,224,336)

[a]During the period ended November 30, 2020, 699 Class C shares representing $8,611 were automatically converted to 588 Class A shares and during the period ended May 31, 2020, 239 Class C shares representing $2,476 were automatically converted to 201 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
Class A Shares	November 30, 2020	Year Ended May 31,
(Unaudited)		2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	13.04	11.39	10.94	13.26	12.02	14.38
Investment Operations:
Investment income—net[a]	.04	.10	.13	.08	.09	.11
Net realized and unrealized gain (loss) on investments	2.68	1.89	.80	.60	1.80	(.69)
Total from Investment Operations	2.72	1.99	.93	.68	1.89	(.58)
Distributions:
Dividends from investment income—net	-	(.18)	(.18)	(.10)	(.11)	(.09)
Dividends from net realized gain on investments	-	(.16)	(.30)	(2.90)	(.54)	(1.69)
Total Distributions	-	(.34)	(.48)	(3.00)	(.65)	(1.78)
Net asset value, end of period	15.76	13.04	11.39	10.94	13.26	12.02
Total Return (%)[b]	20.95[c]	17.40	8.66	5.05	16.25	(3.86)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.00[d]	1.02	1.04	1.11	1.26	1.23
Ratio of net expenses to average net assets	.95[d]	.95	.95	.95	1.26	1.23
Ratio of net investment income to average net assets	.59[d]	.80	1.11	.67	.76	.86
Portfolio Turnover Rate	15.27[c]	36.37	39.66	49.82	130.14	61.45
Net Assets, end of period ($ x 1,000)	39,469	31,351	24,150	20,812	19,810	19,733

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

Six Months Ended
Class C Shares	November 30, 2020	Year Ended May 31,
(Unaudited)		2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	10.99	9.60	9.26	11.64	10.63	12.93
Investment Operations:
Investment income (loss)—net[a]	(.01)	.01	.04	(.01)	(.00)[b]	.01
Net realized and unrealized gain (loss) on investments	2.26	1.58	.67	.53	1.58	(.61)
Total from Investment Operations	2.25	1.59	.71	.52	1.58	(.60)
Distributions:
Dividends from investment income—net	-	(.04)	(.07)	-	(.03)	(.01)
Dividends from net realized gain on investments	-	(.16)	(.30)	(2.90)	(.54)	(1.69)
Total Distributions	-	(.20)	(.37)	(2.90)	(.57)	(1.70)
Net asset value, end of period	13.24	10.99	9.60	9.26	11.64	10.63
Total Return (%)[c]	20.47[d]	16.58	7.80	4.25	15.34	(4.48)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.83[e]	1.82	1.81	1.86	2.02	1.98
Ratio of net expenses to average net assets	1.70[e]	1.70	1.70	1.70	2.01	1.98
Ratio of net investment income (loss) to average net assets	(.14)[e]	.07	.37	(.08)	(.01)	.11
Portfolio Turnover Rate	15.27[d]	36.37	39.66	49.82	130.14	61.45
Net Assets, end of period ($ x 1,000)	1,750	2,351	2,898	3,481	4,907	6,017

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
Class I Shares	November 30, 2020	Year Ended May 31,
(Unaudited)		2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	13.38	11.68	11.22	13.53	12.25	14.63
Investment Operations:
Investment income—net[a]	.06	.14	.16	.12	.14	.15
Net realized and unrealized gain (loss) on investments	2.76	1.94	.80	.62	1.83	(.70)
Total from Investment Operations	2.82	2.08	.96	.74	1.97	(.55)
Distributions:
Dividends from investment income—net	-	(.22)	(.20)	(.15)	(.15)	(.14)
Dividends from net realized gain on investments	-	(.16)	(.30)	(2.90)	(.54)	(1.69)
Total Distributions	-	(.38)	(.50)	(3.05)	(.69)	(1.83)
Net asset value, end of period	16.20	13.38	11.68	11.22	13.53	12.25
Total Return (%)	21.08[b]	17.72	8.89	5.38	16.65	(3.55)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.72[c]	.72	.74	.81	.95	.91
Ratio of net expenses to average net assets	.70[c]	.70	.70	.70	.93	.91
Ratio of net investment income to average net assets	.83[c]	1.04	1.36	.91	1.10	1.17
Portfolio Turnover Rate	15.27[b]	36.37	39.66	49.82	130.14	61.45
Net Assets, end of period ($ x 1,000)	50,475	35,247	14,261	10,710	13,162	10,150

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

Six Months Ended
Class Y Shares	November 30, 2020	Year Ended May 31,
(Unaudited)		2020	2019	2018	2017[a]
Per Share Data ($):
Net asset value, beginning of period	13.45	11.66	11.20	13.52	12.70
Investment Operations:
Investment income—net[b]	.06	.14	.16	.12	.10
Net realized and unrealized gain (loss) on investments	2.78	1.93	.80	.61	1.42
Total from Investment Operations	2.84	2.07	.96	.73	1.52
Distributions:
Dividends from investment income—net	-	(.12)	(.20)	(.15)	(.16)
Dividends from net realized gain on investments	-	(.16)	(.30)	(2.90)	(.54)
Total Distributions	-	(.28)	(.50)	(3.05)	(.70)
Net asset value, end of period	16.29	13.45	11.66	11.20	13.52
Total Return (%)	21.12[c]	17.70	8.90	5.33	12.48[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71[d]	.71	.71	.77	.96[d]
Ratio of net expenses to average net assets	.70[d]	.70	.70	.70	.94[d]
Ratio of net investment income to average net assets	.78[d]	1.13	1.35	1.01	1.13[d]
Portfolio Turnover Rate	15.27[c]	36.37	39.66	49.82	130.14
Net Assets, end of period ($ x 1,000)	634	205	317	256	11

a From September 30, 2016 (commencement of initial offering) to May 31, 2017.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
Class Z Shares	November 30, 2020	Year Ended May 31,
(Unaudited)		2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	13.43	11.68	11.21	13.53	12.25	14.62
Investment Operations:
Investment income—net[a]	.06	.13	.15	.11	.13	.14
Net realized and unrealized gain (loss) on investments	2.76	1.94	.81	.60	1.83	(.69)
Total from Investment Operations	2.82	2.07	.96	.71	1.96	(.55)
Distributions:
Dividends from investment income—net	-	(.16)	(.19)	(.13)	(.14)	(.13)
Dividends from net realized gain on investments	-	(.16)	(.30)	(2.90)	(.54)	(1.69)
Total Distributions	-	(.32)	(.49)	(3.03)	(.68)	(1.82)
Net asset value, end of period	16.25	13.43	11.68	11.21	13.53	12.25
Total Return (%)	21.09[b]	17.65	8.81	5.19	16.51	(3.57)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.77[c]	.79	.81	.87	1.03	1.03
Ratio of net expenses to average net assets	.76[c]	.77	.78	.77	1.02	1.03
Ratio of net investment income to average net assets	.78[c]	1.00	1.28	.85	.99	1.05
Portfolio Turnover Rate	15.27[b]	36.37	39.66	49.82	130.14	61.45
Net Assets, end of period ($ x 1,000)	332,815	284,793	262,053	263,433	276,028	260,967

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Sustainable U.S. Equity Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management Limited (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 700 million shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (150 million shares authorized), Class Y (150 million shares authorized) and Class Z (200 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Class Z shares are sold at net asset value per share to certain shareholders of the fund. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of November 30, 2020 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	420,135,543	-	-	420,135,543
Investment Companies	10,012,762	-	-	10,012,762

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of November 30, 2020, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2020, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended May 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2020 was as follows: ordinary income $4,668,696 and long-term capital gains $3,882,034. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2020, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to the management agreement (the “Agreement”) with the Adviser, the management fee is computed at an annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. Pursuant to the Agreement, if in any full fiscal year the aggregate expenses allocable to Class Z shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1½% of the value of the average daily net assets of Class Z shares, the fund may deduct from the fees paid to the Adviser, or the Adviser will bear such excess expense. During the period ended November 30, 2020, there was no expense reimbursement pursuant to the Agreement.

The Adviser has contractually agreed, from June 1, 2020 through September 30, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commission, commitment fees on borrowings and extraordinary expenses) exceed .70% of the value of the fund’s average daily net assets. On or after September 30, 2021, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $36,187 during the period ended November 30, 2020.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio.The Adviser pays the Sub-Adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

During the period ended November 30, 2020, the Distributor retained $1,143 from commissions earned on sales of the fund’s Class A and $265 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended November 30, 2020, Class C shares were charged $7,312 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2020, Class A and Class C shares were charged $44,712 and $2,437, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2020, Class Z shares were charged $87,806 pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2020, the fund was charged $45,781 for transfer agency services offset of any earnings credits, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2020, the fund was charged $4,957 pursuant to the custody agreement.

During the period ended November 30, 2020, the fund was charged $5,923 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $208,147, Distribution Plan fees of $1,075, Shareholder Services Plan fees of $25,908, custodian fees of $3,200, Chief Compliance Officer fees of $1,935 and transfer agency fees of $20,070, which are offset against an expense reimbursement currently in effect in the amount of $16,120.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward foreign currency exchange contracts (“forward contracts”), during the period ended November 30, 2020, amounted to $58,875,946 and $58,223,860, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended November 30, 2020 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At November 30, 2020, there were no outstanding forward contracts.

The following summarizes the average market value of derivatives outstanding during the period ended November 30, 2020:

Average Market Value ($)
Forward contracts	32,445

At November 30, 2020, accumulated net unrealized appreciation on investments was $155,053,530, consisting of $156,852,213 gross unrealized appreciation and $1,798,683 gross unrealized depreciation.

At November 30, 2020, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on July 20-21, 2020, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Newton Investment Management Limited (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing, all for various periods ended May 31, 2020, (1) the performance of the fund’s Class I shares with the performance of a group of institutional multi-cap core funds selected by Broadridge as comparable to the fund (the “Performance Group 1”) and with a broader group of funds consisting of all retail and institutional multi-cap core funds (the “Performance Universe”); (2) at the request of the Adviser, the performance of the fund’s Class I shares with the performance of a second group of institutional multi-cap core funds with an above average Morningstar ESG (environmental, social and governance) Sustainable Ranking (“Performance Group 2”); and (3) the fund’s actual and contractual management fees and total expenses with those of two groups of comparable funds, one identical to Performance Group 1 (“Expense Group 1”) and the other identical to Performance Group 2 (“Expense Group 2”), and with a broader group of institutional multi-cap core funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Groups and Performance Universe and the Expense Groups and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser and the Subadviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group 1, Performance Group 2 and Performance Universe medians for all periods except the ten-year period when the total return performance was equal to the Performance Group 2 median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management and sub-advisory services provided by the Adviser and the Subadviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year which included reductions for a fee waiver arrangement in place that reduced the investment advisory fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was below the Expense Group 1 median and approximately equal to the Expense Group 2 median contractual management fee, the fund’s actual management fee was below the Expense Group 1 median, equal to the Expense Group 2 median and below the Expense Universe median actual management fee and the fund’s total expenses were below the Expense Group 1 median, one basis point above the Expense Group 2 median and below the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until September 30, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees,

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .70% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid to the Adviser or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there was no other funds advised or administered by the Adviser that are in the same Lipper category as the fund.

The Board considered the fee to the Subadviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

For More Information

BNY Mellon Sustainable U.S. Equity Fund, Inc.

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management Limited

160 Queen Victoria Street

London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols: Class A: DTCAX Class C: DTCCX Class I: DRTCX Class Y: DTCYX Class Z: DRTHX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

Printed on recycled paper. 50% post-consumer. Process chlorine free. Vegetable-based ink.
© 2021 BNY Mellon Securities Corporation 0035SA1120

Item 2.           Code of Ethics.

                        Not applicable.

Item 3.           Audit Committee Financial Expert.

                        Not applicable.

Item 4.           Principal Accountant Fees and Services.

                        Not applicable.

Item 5.           Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.           Investments.

(a)                   Not applicable.

Item 7.           Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.           Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.           Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

                        There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)           The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)           There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.        Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.        Exhibits.

(a)(1)      Not applicable.

(a)(2)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)      Not applicable.

(b)           Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Sustainable U.S. Equity Fund, Inc.

By:         /s/ David DiPetrillo

                David DiPetrillo

                President (Principal Executive Officer)

Date:      January 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:         /s/ David DiPetrillo

                David DiPetrillo

                President (Principal Executive Officer)

Date:      January 26, 2021

By:         /s/ James Windels

                James Windels

                Treasurer (Principal Financial Officer)

Date:      January 26, 2021

EXHIBIT INDEX

(a)(2)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)           Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)